UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2011
Date of Report (Date of earliest event reported)

TRILLIANT EXPLORATION CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-138332	90-0632972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Eighth Avenue, Suite 401 New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(212) 560-5195
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Trilliant Exploration Corporation, a Nevada corporation (the “Company”) accepted the resignation of Child, Van Wagoner & Bradshaw, PLLC (“CVB”) effective February 8, 2011. The decision to accept the resignation of its principal independent registered public accounting firm was based upon the fact that the Company was unable to pay to CVB audit and review fees due and owing.  Further  CVB have withdrawn their opinion on  the fiscal year 2009 based on subsequently obtained information that called a significant transaction into question.

The decision to accept the resignation of its principal independent registered public accounting firm has been approved by the Company’s board of directors. The Company will be discussing with CVB a resolution to such issues.

As indicated above, the report of CVB on the Company’s financial statements for the fiscal year ended December 31, 2009 was withdrawn as a result of subsequently obtained information that called a significant transaction into question. During the Company’s fiscal year ended December 31, 2009, and during the subsequent period through to the date of CVB’s resignation, there were no disagreements between the Company and CVB, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CVB, would have caused CVB to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided CVB with a copy of this Current Report on Form 8-K and CVB has included a letter responding to such comments as exhbit 16.1.

ITEM 4.02 NON RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OF COMPLETED INTERIM REVIEW

On approximately February 8, 2010, the Board of Directors of Trilliant Exploration Corporation, a Nevada corporation (the “Company”), was advised by its independent public accountants, Child, Van Wagoner & Bradshaw, PLLC (“CVB”). that its financial statements reviewed and/or audited by its prior independent public accountant, for the quarters referenced below as filed (collectively, the “Financial Statements”) with the Securities and Exchange Commission could not be relied upon since a significant transaction was called into question.

Period Ended	Form	Date Filed with SEC

December 31, 2009	10-K	April 16, 2010
June 30, 2010	10-Q	August 23, 2010
September 30, 2010	10-Q	November 24, 2010

Subsequently, the company is working with its new auditors to confirm all filings below and to confirm all such transactions.

The Company will file all amendments to its Form 10-Qs and Form 10-K for the periods referenced above restating its Financial Statements and including either reviewed or audited financial statements.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit 16.1	Letter from Child, Van Wagoner & Bradshaw, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLIANT EXPLORATION CORPORATION

DATE: May 13, 2011	By: /s/ William Lieberman
Name: William Lieberman
Title: President/Chief Executive Officer